Exhibit 99.1

1 Cardinal Financial Corporation KBW Community Bank Investor Conference July 30, 2008

2 Forward-Looking Statements Statements contained in this presentation which are not historical facts are forward-looking statements as that item is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from estimated results. For an explanation of the risks and uncertainties associated with forward-looking statements, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 and other reports filed and furnished to the Securities and Exchange Commission.

3 Investment Summary • Strong management team • Exceptional asset quality • Premier market • Shareholder focused • Attractive valuation

4 Company Profile

5 Company Profile • Founded in 1998 • Bank holding company with mortgage and wealth management subsidiaries • Headquartered in Tysons Corner, Virginia • Assets of $1.73 billion — One of the largest bank holding companies in Northern Virginia & the Commonwealth • Total of 32 banking and mortgage offices

6 Cardinal Financial Corporation $24 million $5.5 million Legal Lending Limit* $159.4 million $40.7 million Total Capital* $43.6 million 2 8 $423 million $249 million $486 million ($23.0 million) 1998 - 2002 $225.5 million Market Capitalization* 5 Business Lines 25 Banking Offices $1.10 billion Total Deposits* $1.04 billion Total Loans (excluding GMM)* $1.690 billion Total Assets* $31.4 million Net Income 2003 -2007 *Period ending totals as of 12/31/02 and 12/31/07, respectively.

7 Management Team Strong, experienced leadership team with proven track record – Senior managers average 26 years in financial services

8 Cardinal Chairman & CEO Bernard Clineburg More than three decades experience in local banking market Management Team – Joined Cardinal in October 2001 • Grown assets from $280 million to $1.73 billion • Acquired mortgage and wealth management businesses to position Cardinal as full-service financial services company

9 A Premier Banking Market Washington D.C. Area

10 Greater Washington D.C. Area • Median household income of $72,799, nation’s wealthiest region • Fourth largest U.S. metro population (more than 6 million) • Gross regional product of $342 billion - 4th largest in the nation • Nation’s strongest job market over the past 5 years • Home of the U.S. Government • Federal spending in region reached $58.9 billion in 2007 • Largest number of Inc. 500 companies for 9 consecutive years • 54 local companies with market cap of $1 billion+

11 for Financial Services D.C. Area (MSA) $155 billion in total deposits 7% growth 2006-2007 Cardinal based in Tysons Corner, VA Region’s largest office market Banking & wealth services offices in 4 of top 10 wealthiest U.S. counties 1. Fairfax $100,318 2. Loudoun $ 99,371 6. Montgomery $ 87,624 7. Arlington $ 87,350 Source: U.S. Census survey by median household income A Growing Market

12 Last Bank Standing? Out-of-state banks now control 81% of the Northern Virginia Market 1,825 $92,907,664 Total Consolidation 1997 230 $11,852,901 Wachovia / NC Signet Bank 1998 244 $10,569,656 Wachovia / NC Central Fidelity 1998 22 $963,293 United / WV George Mason 1998 9 $507,079 BB&T / NC Franklin National 1998 396 $26,161,173 SunTrust / GA Crestar 2001 163 $3,568,780 BB&T / NC F&M / VA 2003 49 $2,094,986 Mercantile / MD F&M / MD 2003 364 $11,227,587 BB&T / NC First Virginia 2003 12 $523,800 United / WV Sequoia 2004 28 $1,106,906 Mercantile / MD Southern Financial 2005 48 $5,899,713 PNC / PA Riggs Bank 2005 14 $879,919 Mercantile / MD Community Bank 2006 6 $544,871 Mercantile / MD James Monroe Bank 2007 240 $17,007,000 PNC Mercantile / MD Year Branches Assets (000s) Acquirer Local Target

13 Northern Virginia Sources: 1University of Virginia Weldon Cooper Center 2SNL Financial 1 123,790 22% 30% 29,512 Spotsylvania 12 1 3 4 Current Cardinal Branches 1,042,470 123,790 127,097 383,710 290,880 Total Population 20072 (Actual) 20% 30% 27,941 Stafford 4% 7% 42,763 Fairfax 22% 31% 91,126 Prince William 40% 62% 105,997 Loudoun Projected Population Increase 2007-20122 Population Increase 2000-20071 Population Gains Since 20001 County Targeted Growth

14 Current Banking Centers

15 Financial Overview

16 Cardinal Financial Corporation $1.19 billion $929 million $1.78 billion $0.15 $3.7 million 6/30/07 (3%) $1.73 billion Assets (7%) $1.11 billion Deposits 15% $1.07 billion Loans 6% $0.16* EPS 11% $4.1 million* Net Income % Change 6/30/08 Highlights *Excludes one time expense incurred in Q2’08 of $1.2 million after tax.

17 Quality Annual Growth *From 12/31/02 through 6/30/2008 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 2003 2004 2005 2006 2007 2008 Loans Deposits Total Assets CAGR* Loans – 33% Deposits – 19% Total Assets – 25%

18 Exceptional Credit Quality 0.05% 0.39% 0.01% 0.12% 0.02% 0.11% 0.01% 0.03% 0.00% 0.01% 0.01% 0.00% 0.06% 0.00% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 2002 2003 2004 2005 2006 2007 6/30/2008 Net Charge-offs/Loans Non-performing Loans/Loans

19 Exceptional Credit Quality • No nonaccrual loans or other real estate owned at 6/30/2008 • Third consecutive quarter with no nonaccrual loans or OREO • Loan loss reserves of 1.16% • Cumulative net charge-offs from 1998 = $1 million • Less than 2% of the loan portfolio is unsecured

20 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 2004 2005 2006 2007 Q108 Q208 Non-performing Loans/Loans CFNL MBRG* UBSH VCBI SASR STEL* Credit Quality – Virginia Peers *STEL & MBRG - NPLs/Loans as of 3/31/08.

21 Cardinal is Well Capitalized 5% 10.06% 6% 11.95% 10% 12.87% 0% 2% 4% 6% 8% 10% 12% 14% Tier 1 Leverage Tier 1 Risk- Based Total Risk- Based Well Capitalized Requirements Capital Ratios as of June 30, 2008

22 Deposit Mix 60% 22% 8% 10% 60% 22% 8% 11% 46% 32% 11% 10% 42% 36% 11% 11% 41% 37% 11% 11% 0% 10% 20% 30% 40% 50% 60% 2004 2005 2006 2007 *6/30/2008 CDs MM/Savings NOW DDA *Deposit Mix through 6/30/2008.

23 Target Loan Mix Current (June 30, 2008) C&I 10% Residential Mortgage/ Home Equity/ Consumer 28% Gov’t Contracting 1% Construction 18% Commercial RE 43% Target C&I 20% Residential Mortgage/ Home Equity/ Consumer 32% Gov’t Contracting 5% Construction 10% Commercial RE 33%

24 Commercial Real Estate Portfolio June 30, 2008 Occupancy Commercial ADC 22% Residential ADC 9% Non Owner Occupied 38% Owner Occupied 31%

25 June 30, 2008 Commercial Real Estate Portfolio Property Type Office 40% Multifamily 3% Special Purpose 31% Warehouse/ Industrial 9% Retail 8% Residential ADC 9%

26 June 30, 2008 Commercial Real Estate Portfolio Special Purpose School 13% Funeral Home 4% Church 8% Hotel/Nursing Home 8% Other 19% Recreational 37% Miscellaneous Auto 11%

27 Strategic Priorities

28 Local Market Strategy • Continue quality loan growth • Recruit commercial market movers • Deepen Northern Virginia presence –Clarendon/Ballston, Gainesville, Springfield • Drive customers to branches with innovative products and marketing

29 Future Branch Expansion

30 Acquisition Strategy • Banking – Highly disciplined approach • Focus on Virginia population centers • High quality institutions • Strong local market leadership • Non-Banking – Focus on complementary product line offerings • Insurance agency • Real estate brokerage

31 Stock Valuation

32 Stock Profile NASDAQ-CFNL Share Price (7/24/08) $8.59 52 Week Range $5.93 - $10.49 Shares Outstanding 24.1 million Market Capitalization $207 million Average Daily Volume 80,769 Price / Book 1.30x Price/ Tangible Book 1.43x

33 Historical Stock Price Performance Cardinal Financial Corporation vs. SNL Bank Indices (1) On 5/11/2005, Cardinal Financial Corporation issued 5,175,000 shares in a follow-on public offering at $8.25 per share; stock price appreciation assumes an initial stock price of $8.25 (2) On 12/17/2003, Cardinal Financial Corporation issued 7,245,000 shares in a follow-on public offering at $7.10 per share; stock price appreciation assumes an initial stock price of $7.10 Pricing info as of close on 7/24/2008 Since Since Company / Index 1-Year 5-Year 5/11/2005 (1) 12/17/2003 (2) Cardinal Financial Corporation -1.83% 30.35% 4.12% 20.99% SNL Bank Index -37.06% -24.29% -33.10% -29.95% SNL Bank $1B-$5B Index -23.77% -9.03% -26.04% -20.39% SNL Southeast Bank Index -46.16% -36.18% -45.31% -37.77% Stock Price Appreciation

34 VA/MD Bank Holding Companies 109% 128% 81% 105% 79% 130% Price/ Book 117% 187% 113% 137% 79% 143% Price/ Tangible Book -13.23% $923 Middleburg Bank1 -4.21% $2,395 Union Bankshares -43.39% $3,164 Sandy Spring 15.15% $3,113 StellarOne1 -51.24% $2,655 Virginia Commerce -7.83% $1,730 Cardinal Financial YTD Stock Price Performance Total Assets (millions) Financial info as of 6/30/08; pricing data as of 7/24/08. 1. Financial info as of 3/31/08.

35 Future Branch Expansion

Cardinal Financial Corporation KBW Community Bank Investor Conference July 30, 2008